THIRD AMENDMENT TO CREDIT AGREEMENT


      THIS THIRD AMENDMENT TO CREDIT AGREEMENT entered into as of July 9, 1999 by and among AJAY SPORTS, INC., a Delaware corporation, LEISURE LIFE, INC., a Tennessee corporation, PALM SPRINGS GOLF, INC., a Colorado corporation, and AJAY LEISURE PRODUCTS, INC., a Delaware corporation (each individually referred to as "Borrower" and all collectively referred to as "Borrowers"), and WELLS FARGO CREDIT, INC., successor in interest to Wells Fargo Bank, National Association ("Bank").

                                    RECITALS

      Borrowers and Bank are parties to that certain Credit Agreement dated as of June 30, 1998, as amended by two prior amendments ("Agreement"). Borrowers and Bank desire to revise the Agreement in the manner set forth herein.

      All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Bank agree as follows:

     1. Revised Definitions. The terms "Additional Amount" and "Bank" are hereby amended in their entirety to read as follows:

            "Additional Amount" means, (i) during the months of February through July, 1999, the least of (A) $750,000, (B) 15% of the Borrowing Base or (C) 200% of the market value (as determined by Bank) of the stock of Williams Controls, Inc. which is the subject of a first, perfected Lien in favor of Bank ("Williams Stock"), and (ii) during August, 1999, the least of (A) $375,000, (B) 7.5% of the Borrowing Base or (C) the market value (as determined by Bank) of the Williams Stock.

            "Bank" means Wells Fargo Credit, Inc.

     2. Accommodation Fee. As consideration for Bank entering into this Third Amendment to Credit Agreement, Borrowers hereby agree to pay Bank an
          accommodation   fee  of  $1,000  upon  the  execution  of  this  Third
          Amendment.

     3. Effective Date. This Third Amendment shall be effective upon the execution of this Third Amendment by Borrowers and Bank, and the payment by Borrowers of the accommodation fee.

     4. Ratification. Except as otherwise provided in this Third Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.
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     5.   One Agreement.  The  Agreement,  as modified by the provisions of this
          Third Amendment, shall be construed as one agreement.

     6. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.

     7.   Oregon Statutory Notice.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

      IN WITNESS WHEREOF, the parties have executed this Third Amendment to Credit Agreement as of the date first above written.

AJAY SPORTS, INC.                       LEISURE LIFE, INC.

By:_____________________________        By:_______________________________
Title:__________________________        Title:____________________________

PALM SPRINGS GOLF, INC.                 AJAY LEISURE PRODUCTS, INC.

By:_____________________________        By:_______________________________
Title:__________________________        Title:____________________________


                                        WELLS FARGO CREDIT, INC.

                                        By:_______________________________
                                        Title:____________________________